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                                                                    Exhibit 21.1

                         SUBSIDIARIES OF THE REGISTRANTS

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GUNDLE/SLT ENVIRONMENTAL, INC.
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
-    GSE Lining Technology, Inc.

     Jurisdiction of organization:                    Delaware

     Other trade names used by GSE Lining             Bentofix; GSE Conductive; GSE Conductive White; GSE
     Technology, Inc.:                                Curtain Wall; GSE Fabricap; GSE FabriNet; GSE FabriNet
                                                      HS; GSE FabriNet UF; GSE Flexitanks; GSE Geomembranes;
                                                      GSE Geonets & Geocomposites; GSE Green; GSE GundSeal
                                                      GCLs; GSE GundWall; GSE HD; GSE HD Textured; GSE HD
                                                      White; GSE HyperFlex; GSE HyperFriction Flex; GSE
                                                      HyperNet CP; GSE HyperNet HF; GSE HyperNet HS; GSE
                                                      HyperNet UF; GSE Nonwoven Geotextiles; GSE Nonwoven
                                                      Technology Company; GSE Polylock; GSEQuickCover; GSE
                                                      QuickContainment; GSE Smooth Edge; GSE Tunnelliner; GSE
                                                      Ultraflex; GSE UltraFlex Textured; GSE UltraFlex White;
                                                      GSE UltraFlex White Textured; GSE UltraFriction Flex;
                                                      GSE VFPE; GSE White; GSE White Textured; Geotextiles.

     -    GSE Clay Lining Technology Co.

          Jurisdiction of organization:               South Dakota

          Other trade names used:                     None

-    GSE International, Inc.

     Jurisdiction of organization:                    Delaware

     Other trade names used:                          None

     -    GSE Lining Technology GmbH

           Jurisdiction of organization:              Germany

           Other trade names used:                    Tunnel Liner

     -    Geoplastics Gesellschaft Fur
            Abdichtungssysteme GmbH

           Jurisdiction of organization:              Germany

           Other trade names used:                    None

     -    Deposita Folientechnik GmbH

           Jurisdiction of organization:              Germany

           Other trade names used:                    None

     -    Deposita Folientechnik GmbH

           Jurisdiction of organization:              Germany

           Other trade names used:                    None

     -    Deposita Folientechnik GmbH

           Jurisdiction of organization:              Germany

           Other trade names used:                    None

     -    GSE (UK) Limited

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           Jurisdiction of organization:              England

           Other trade names used:                    None

          -    GSE Lining Technology Limited

                Jurisdiction of organization:         England

                Other trade names used:               None

     -    GSE Lining Technology Egypt S.A.E.

           Jurisdiction of organization:              Egypt

           Other trade names used:                    None

     -    Hyma/GSE Lining Technology Co.

           Jurisdiction of organization:              Egypt

           Other trade names used:                    None

     -    Hyma/GSE Manufacturing Co.

           Jurisdiction of organization:              Egypt

           Other trade names used:                    None

     -    GSE Lining Technology Company Ltd.

           Jurisdiction of organization:              Thailand

           Other trade names used:                    None

     -    GSE Lining Technology S.L.

           Jurisdiction of organization:              Spain

           Other trade names used:                    None

     -    GSE Australia Pty Ltd.

           Jurisdiction of organization:              Australia

           Other trade names used:                    None

     -    GSE Gulf Offshore Ltd.

           Jurisdiction of organization:              British Virgin Islands

           Other trade names used:                    None

     -    GSE Lining Technology (Canada) Ltd.

           Jurisdiction of organization:              Canada

           Other trade names used:                    None

          -    Bentofix Technologies, Inc.

                  Jurisdiction of organization:       Canada

                  Other trade names used:             None

          -    Bentofix Technologies (USA) Inc.

                  Jurisdiction of organization:       Nevada

                  Other trade names used:             None

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OTHER REGISTRANTS

     GSE Clay Lining Technology Co. does not have subsidiaries. Please see above for a listing of the subsidiaries of GSE Lining Technology, Inc. and GSE International, Inc.

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